SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA NUTRIFRUIT GROUP LIMITED
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA NUTRIFRUIT GROUP LIMITED

5th Floor, Chuangye Building, Chuangye Plaza
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang 163316
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 12, 2011

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Nutrifruit Group Limited, a Nevada corporation (the “Company”), will be held on Wednesday, January 12, 2011, at 9:00 a.m., local time, at the offices of the Company located at 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China for the following purposes:

1.	To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	Approve the China Nutrifruit Group Limited 2010 Equity Incentive Plan;

3.	To ratify the selection by the Audit Committee of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of our common stock or Series A Convertible Preferred Stock at the close of business on November 19, 2010, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2010 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/Colman Cheng
Colman Cheng
Corporate Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 12, 2011

This Notice and Proxy Statement and our 2010 Annual Report are available online at the website located on your proxy card.

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TABLE OF CONTENTS

ABOUT THE MEETING AND VOTING	2
EXECUTIVE OFFICER	5
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	5
PROPOSAL 1 - ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	9
EXECUTIVE COMPENSATION	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	17
PROPOSAL 2 - ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN	18
PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	23
STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING	25
ANNUAL REPORT ON FORM 10-K	25
REPORT OF THE AUDIT COMMITTEE	25
OTHER MATTERS	26

CHINA NUTRIFRUIT GROUP LIMITED

5th Floor, Chuangye Building, Chuangye Plaza
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang 163316
People’s Republic of China

_____

PROXY STATEMENT
__________

The Board of Directors of China Nutrifruit Group Limited, a Nevada corporation (the “Company” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2010 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Wednesday, January 12, 2011, at 9:00 a.m., local time, at the offices of the Company located at 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is December 17, 2010.

The purposes of the Meeting are to seek stockholder approval of three proposals: (i) electing five directors to the Board, (ii) approving the China Nutrifruit Group Limited 2010 Equity Incentive Plan, as amended (the “2010 Plan”) and (iii) ratifying the appointment of the Company’s accountants for fiscal year 2011.

ABOUT THE MEETING AND VOTING

Who May Vote

Only holders of record of our common stock, $0.001 par value (the “Common Stock”) and holders of record of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) as of the close of business on November 19, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or postponement thereof. Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our Common Stock as a single class in connection with each of the proposals in this proxy statement. As of the Record Date, 36,794,532 shares of our Common Stock and 342,983 shares of our Series A Preferred Stock were issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to 10 votes on all matters to be voted upon at the Meeting.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The presence at the Meeting of holders of a majority of our shares outstanding (counting our Series A Preferred Stock on an as converted basis) as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail. If you attend the meeting and prefer to vote at that time, you may do so.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided on your proxy card or voting instruction card.

By Telephone or Mail – You may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the 2010 Plan and FOR ratification of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by a plurality of the votes cast at the meeting. Proposal 2 (Approval of the 2010 Plan) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting. Proposal 3 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting.

Abstentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, approval of the 2010 Plan and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast.

The persons named as attorneys-in-fact in the proxies, Changjun Yu and Colman Cheng were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting.

Aside from the matters described in this proxy statement, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Colman Cheng, our Corporate Secretary, orally by telephoning (86) 459-8972870 or in writing at China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because (a) officers and directors will be eligible to receive awards under the 2010 Plan if the adoption of this plan is approved by shareholders and (b) the directors are named as nominees for election to the Board.

EXECUTIVE OFFICERS

Set forth below are the names of the Company’s current officers and significant employees, their ages, all positions and offices that they hold with the Company, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION	TERM AS OFFICER
			OF COMPANY
Changjun Yu	38	Chairman, Chief Executive Officer and President	August 14, 2008 - present
Colman Cheng	42	Chief Financial Officer, Treasurer and Secretary	August 14, 2008 - present
Aijun Wang	45	Vice President of Sales	October 19, 2010 – present

Changjun Yu. Mr. Yu is the founder of our operating subsidiary Daqing Longheda Food Company Limited (“Longheda”) and has served as the chairman of the Company’s Board of Directors since the completion of the reverse acquisition of Fezdale Investments Limited (“Fezdale”) on August 14, 2008. On July 3, 2010, Mr. Yu was named the Company’s chief executive officer and president. Mr. Yu has been the chairman of Longheda since its formation in 2004. From 2001 to 2003, Mr. Yu was the vice president of sales of Haerbin Shengjinlai Economic and Technology Development Co. Ltd. From 1997 to 2000, He served as the vice president of production and then vice president of sales of Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd. Mr. Yu has not held any other public company directorship during the past five years.

Sing Kau (Colman) Cheng. Mr. Cheng has been the Company’s Chief Financial Officer, Treasurer and Secretary since the completion of the reverse acquisition of Fezdale on August 14, 2008 and the Chief Financial Officer of Longheda since August 2007. From August 2006 to June 2007, he served as an investment manager of KAB Asia Limited. From October 2004 to August 2006, he was a financial controller and company secretary of A&K Education Software Holdings Limited, a GEM listed company in Hong Kong. From February 2003 to October 2004, he was a senior auditor of CCIF CPA Limited. Mr. Cheng received a bachelor’s degree in Accounting from Edith Cowan University in Australia and is an associate member of both the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Cheng has not held any other public company directorship during the past five years.

Aijun Wang. Mr. Wang has been the Company’s Vice President of Sales since October 19, 2010. Before joining the Company, he served as general manager of sales at Mu Danjiang Jianxin Cement Limited from August 2008 to June 2010 where he was responsible for sales and marketing activities. Mr. Wang also worked at Mu Danjiang Cement Lime Mining for approximately 20 years, most recently as mine manager, responsible for operations. He holds a bachelor’s degree in economics and management from the Chinese Central Communist Party University.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us. Based solely on our review of copies of such reports filed with the SEC by and written representations of our directors and executive offers, the following individuals were late in filing one or more Section 16(a) forms during fiscal year ended March 31, 2010: (i) a late Form 4 report filed by William Haus on September 21, 2009 to report the grant of 30,000 restricted shares of common stock; (ii) a late Form 3 report filed by Colman Cheng on June 22, 2009; (iii) a late Form 3 report filed by Changjun Yu on June 22, 2009; and (iv) a late Form 3 report filed by Jinglin Shi on June 22, 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers. See “Governance and Nominating Committee” below for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director.

The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

		Position with the	Term as Director of
Name	Age	Company	Company
Changjun Yu	38	Chairman, Chief Executive Officer and President	August 14, 2008 - present
Jingfu Li	67	Director	June 11, 2009 - present
Chun Wai Chan	38	Director	June 11, 2009 - present
William Haus	46	Director	June 11, 2009 - present
Jizeng Zhang	62	Director	July 3, 2010 - present

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s businesses are primarily conducted in China, and significant areas of future growth are located in China. Therefore, the Board believes that international experience, specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience. Our business involves a highly specialized industry, and, the Board therefore believes that extensive knowledge of the Company’s business and the food processing industry should be represented on the Board.

Biographical Information and Summary of Qualifications of 2011 Nominees for Director

Changjun Yu. Mr. Yu is the founder of our operating subsidiary Longheda and has served as the chairman of the Company’s board of directors since the completion of the reverse acquisition of Fezdale on August 14, 2008. On July 3, 2010, Mr. Yu was named as the Company’s chief executive officer and president. Mr. Yu has been the chairman of our subsidiary Longheda since its formation in 2004. From 2001 to 2003, Mr. Yu was the vice president of sales of Haerbin Shengjinlai Economic and Technology Development Co. Ltd. From 1997 to 2000, He served as the vice president of production and then vice president of sales of Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd. Mr. Yu has over 14 years of experience in the food industry. Mr. Yu was selected to serve as a director on the board in connection with his leadership, business management skills as well as vision and strategic experience, which he has acquired from his management roles in prior years. Mr. Yu has not held any other public company directorship during the past five years.

Jingfu Li. Mr. Li has over 40 years of teaching experience in the subject of horticulture. For the last 18 years, Mr. Li has been working as a professor and doctoral advisor at the Northeast Agricultural University in China. He has also served key roles in horticulture related organizations, such as chairman of the Horticultural Society of Heilongjiang Province, editor of Journal of Chinese Vegetables, member of Crop Varieties Validation Committee in Heilongjiang Province, executive director of the Horticultural Society of China, and chairman of Tomato Branch of the Society of Horticulture in China. Mr. Li graduated from Northeast Agricultural University (formerly known as Northeast Agricultural College) with a Bachelor’s in Science degree in Horticulture. His outstanding contributions have been well recognized by the government and he has been awarded with governmental allowance by the State Council and first prize in Scientific Technology Advancement for “export-oriented vegetables, new varieties of hybrid technology and breeding” in Heilongjiang Province. Mr. Li was appointed as the Company’s director on June 11, 2009. Mr. Li was selected to serve as a director on the Company’s board in connection with his knowledge and extensive experience of over 40 years in the horticulture industry. Mr. Li has not held any other public company directorship during the past five years.

Chun Wai (Tony) Chan. Mr. Chan has extensive experience in general assurance and business advisory services in both Hong Kong and China. Moreover, Mr. Chan has over extensive experience in public listings in Hong Kong and Singapore, mergers and acquisition as well as corporate finance. Mr. Chan is a Certified Public Accountant in Hong Kong, Australia and an International Associate of American Institute of CPAs. Since 2004, Mr. Chan has been working as a director of a CPA practice. He holds a Master’s degree in business administration. Mr. Chan is the independent non-executive director of four public companies listed on the Hong Kong Stock Exchange: Hans Energy Company Limited, Honbridge Holdings Limited, Oriental City Group Holdings Limited and Wai Chun Mining Industry Group Company Limited. Mr. Chan was appointed as the Company’s director on June 11, 2009 and he is the chairman of the Company’s Audit and Governance and Nominating Committee. Mr. Chan was selected to serve as a director on the Company’s board in connection with his substantial experience in providing general assurance and business advisory services, and his experience as a director of several public companies, which provide him with a unique perspective and expertise with respect to accounting and financial reporting. Other than noted above, Mr. Chan has not held any other public company directorship during the past five years.

William P. Haus, CFA. Mr. Haus has extensive experience in business and finance for public companies as well as China-based companies. From August 2008 to February 2010, Mr. Haus was the Chief Executive Officer and director of CS China Acquisition Corporation, a special purpose acquisition corporation which completed a business combination with a China-based private company. Over the past 28 years, Mr. Haus has worked in a variety of roles in analyzing companies and evaluating companies as potential investments. From September 2005 to May 2008, Mr. Haus was an Analyst for The Pinnacle Fund & The Pinnacle China Fund, both of which were funds focused on investment opportunities in the United States and China. From March 2000 to September 2005, Mr. Haus was the Senior Equity Research Analyst covering the Healthcare Information Technology and Pharmaceutical Outsourcing industries, for Advest, Inc. and Stanford Financial Group, both securities brokerage firms. Currently, Mr. Haus is manager of Haus Capital Management, LLC, a Texas-based company focused on making equity investments in growth companies. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in business administration and a B.A. in economics and received a Master of Business Administration (MBA) from Boston University. He is a Chartered Financial Analyst (CFA) and member of the CFA Institute. Mr. Haus is also independent director of China Valves Technology, Inc. (NASDAQ: CVVT) and THT Heat Transfer Technology, Inc. (NASDAQ: THTI). Mr. Haus’ experiences in analyzing, investing, and consulting with China-based, U.S. listed companies and other skills allow him to contribute to our company as an independent director of our company. Mr. Haus was appointed as the Company’s director on June 11, 2009 and he is the chairman of the Company’s Compensation Committee. Other than noted above, Mr. Haus has not held any other public company directorship during the past five years.

Jizeng Zhang. Mr. Zhang joined the Company’s subsidiary Longheda in 2004 as the administration supervisor and was subsequently promoted to be the administrative officer in 2005. He is responsible for the Company’s daily administrative duties. Mr. Zhang has over 24 years of experience as a police officer in Inner Mongolia where his most recent position was the Head of Police Department at Da Yang Shu County, Inner Mongolia. From the experience of being the Head of Police Department, Mr. Zhang has extensive leadership experience and is able to provide effective administrative controls to the Company. Mr. Zhang has not held any other public company directorship during the past five years.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” below. All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.chinanutrifruit.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The Board and Committees of the Board

The Company is governed by the Board which currently consists of five members: Changjun Yu, Chun Wai Chan, William Haus, Jingfu Li and Jizeng Zhang. The Board has established three Committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and the Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the Company’s website www.chinanutrifruit.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

Governance Structure

On July 3, 2010, our previous Chief Executive Officer Mr. Jinglin Shi resigned from all of his positions with the Company due to health reasons and our Chairman Mr. Changjun Yu was appointed as the new Chief Executive Officer. The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Yu’s experience of having been the Chairman of our subsidiary Longheda since its formation in 2004 and his extensive experience and knowledge in the food industry, and felt that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

We encourage our shareholders to learn more about our Company’s governance practices at our website, www.chinanutrifruit.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and controls which are designed to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program. Management communicates routinely with the Board, Board Committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the codes of ethics. The Audit Committee members meet separately with representatives of the independent auditing firm.

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NYSE Amex rules and regulations, and that each constitutes an “Independent Director” as defined in Section 803 of the NYSE Amex Company Guide, and that such members constitute a majority of the entire Board: Chun Wai Chan, William Haus, and Jingfu Li.

Audit Committee

Our Audit Committee consists of our three independent directors, William Haus, Chun Wai Chan and Jingfu Li. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Our board of directors has determined that Mr. Chan qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC and that he is financially literate and independent in accordance with the requirements of the SEC and the NYSE Amex.

The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  meeting separately and periodically with management and our internal and independent auditors; and

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

Compensation Committee

Our Compensation Committee consists of Chun Wai Chan, William Haus and Jingfu Li, each of whom is “independent” as that term is defined under the NYSE Amex Company Guide. Our Compensation Committee assists the board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and making recommendations to the board with respect to the compensation of our directors;

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  reviewing periodically and making recommendations to the board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Chun Wai Chan, William Haus and Jingfu Li, each of whom is “independent” as that term is defined under the NYSE Amex Company Guide. The Governance and Nominating Committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board and its committees. The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

  reviewing annually with the board the current composition of the board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the board the directors to serve as members of the board’s committees; and

  monitoring compliance with our code of business conduct and ethics.

Board, Committee and Annual Meeting Attendance

During the fiscal year ended March 31, 2010, the Board held two meetings and acted by written consent 5 times.

Each director attended at least 75% of all Board and applicable Committee meetings. In addition, our non-management directors, all of which are independent directors, meet in executive session, presided over by Mr. Chan, following some of the Board meetings. We encourage our directors to attend our annual meeting of shareholders, but we do not have a formal policy requiring them to do so.

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.

Code of Ethics

The Board has adopted a Code of Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at www.chinanutrifruit.com. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. During the fiscal year ended March 31, 2010, there were no waivers of our Code of Ethics.

Communication with Directors or Non-Management Directors

Our Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The Company has a process for shareholders and other interested parties who wish to communicate with the Board of Directors or non-management directors. Shareholders and other interested parties who wish to communicate with the Board or an individual director, including our non-management directors as a group, may write to the Corporate Secretary, China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

EXECUTIVE COMPENSATION

Summary Compensation Table – 2010 and 2009

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jinglin Shi,	2010	83,586	-	-	-	-	83,586
CEO and President (1)	2009	55,617	-	-	-	-	55,617

(1) On August 14, 2008, we acquired Fezdale in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Shi became our Chief Executive Officer, President and director. Prior to the effective date of the reverse acquisition, Mr. Shi served at Fezdale’s wholly owned subsidiary Longheda as its chief executive officer. The annual, long term and other compensation shown in this table include the amount Mr. Shi received from Longheda prior to the consummation of the reverse acquisition. Mr. Shi resigned from all positions he held with the Company on July 3, 2010 due to personal reasons and our chairman, Changjun Yu, replaced Mr. Shi as the new chief executive officer and president of the Company.

Employment Agreements

On July 30, 2008, our subsidiary Fezdale entered into an employment agreement with Jinglin Shi, our Chief Executive Officer and President. Under the employment agreements, Mr. Shi received an annual salary of RMB 600,000. Mr. Shi was subject to customary confidentiality and non-competition covenants as provided in the employment agreement. On July 3, 2010, Mr. Shi resigned from all positions he held with the Company due to personal reasons, and our chairman Changjun Yu replaced Mr. Shi as the new Chief Executive Officer and President of the Company. Mr. Shi did not receive any severance payment in connection with his resignation.

On July 3, 2010, our subsidiary Fezdale entered into an employment agreement with Changjun Yu, our chairman and newly appointed Chief Executive Officer and President. Under the employment agreements, Mr. Yu will receive an annual salary of RMB 600,000. On October 19, 2010, our Compensation Committee approved salary increase for Mr. Yu and Mr. Yu will receive an annual salary of RMB 960,000 (approximately $140,000), effective October 1, 2010. Mr. Yu is subject to customary confidentiality and non-competition covenants as provided in the employment agreement.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Compensation of Directors

The table below sets forth the compensation of our directors for the fiscal year ended March 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Chun Wai Chan	16,167	-		-	-	-	16,167
William Haus	19,350	117,000	(1)	-	-	-	136,350
Jingfu Li	6,576	-		-	-	-	6,576

(1) On July 31, 2009, the Company granted 30,000 shares of common stock to William Haus. The shares vested in full on July 31, 2010.

Chun Wai Chan, William Haus and Jingfu Li were appointed directors effective as of June 11, 2009. We entered into separate indemnification agreements with each director. Under the terms of the indemnification agreements, we agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

On June 11, 2009, we entered into independent director agreement with each of Chun Wai Chan, William Haus and Jingfu Li. Under the terms of the agreements, the Company agreed to pay Mr. Chan an annual fee of $20,000, Mr. Haus an annual fee of $24,000 and Mr. Li an annual fee of $8,721, as compensation for the services provided by them as directors of the Company. The payment will be made on a quarterly basis.

Mr. Yu and Mr. Shi did not receive any compensation in connection with their services as directors during the fiscal year ended March 31, 2010.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of November 29, 2010 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of China Nutrifruit Group Limited, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang, China 163316.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Changjun Yu	Chairman, CEO and President	Common stock, $0.001 par value	0	*
Jingfu Li	Director	Common stock, $0.001 par value	0	*
Chun Wai Chan	Director	Common stock,	0	*
		$0.001 par value
William Haus	Director	Common stock, $0.001 par value	30,000 (3)	*
Colman Cheng	Chief Financial Officer	Common stock, $0.001 par value	0	*
Jizeng Zhang	Director and Administrative Officer	Common stock, $0.001 par value	0	*
Aijun Wang	Vice President of Sales	Common stock, $0.001 par value	0	*
All officers and directors as a group (7 persons named above)		Common stock, $0.001 par value	30,000 (3)	*
5% Security Holders
Yiu Fai Kung (4)		Common stock, $0.001 par value	21,116,815	57.4%
Honouryear Limited (5)		Common stock, $0.001 par value	15,517,217	42.2%
Bestsucceed Limited (6)		Common stock, $0.001 par value	7,892,063	21.4%
* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the ordinary shares.
(2)	A total of 36,794,532 shares of Common Stock as of November 29, 2010 are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.
(3)	On July 31, 2009, the Company granted 30,000 shares of common stock to Mr. Haus. The shares vested in full on July 31, 2010.
(4)	Includes 15,517,217 shares owned by Honouryear Limited of which Yiu Fai Kung is the director and sole owner and has voting and investment control over the securities held by it.
(5)	Yiu Fai Kung is the director and sole owner of Honouryear Limited and has voting and investment control over the securities held by it.
(6)	Kwan Mo Ng is the director and sole owner of Bestsucceed Limited and has voting and investment control over the securities held by it.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

The following includes a summary of transactions since the beginning of the 2009 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

  On May 16, 2008, our Chairman Changjun Yu entered into a Trademark Transfer Agreement with our company pursuant to which Mr. Yu transferred his rights to the trademark “农珍之冠” to our company for a nominal consideration of RMB 1. In connection with the trademark transfer, Mr. Yu also entered into a Trademark License Agreement with our company pursuant to which Mr. Yu granted us the exclusive rights to use such trademark before the Trademark Office approves the transfer of such trademark.

  On April 28, 2008, our subsidiary Longheda entered into a financial advisory agreement, or the Financial Advisory Agreement, with HFG International, Limited. The Financial Advisory Agreement was amended on August 12, 2008. Under the Financial Advisory Agreement, as amended, HFG International, Limited agreed to provide Longheda with financial advisory and consulting services in facilitating Longheda’s going public transaction. In consideration for these services, HFG International, Limited was entitled to $450,000 which was paid within 45 days after the closing of our reverse acquisition of Fezdale. HFG International, Limited is an affiliate of Halter Financial Investments, L.P., which was an 87.5% shareholder of our company before the closing of the reverse acquisition of Fezdale.

  On August 14, 2008, Mr. Kung, the former shareholder of Fezdale, entered into a make good escrow agreement with HFG International, Limited. Pursuant to the agreement, Mr. Kung established an escrow account and delivered to the escrow agent certificates evidencing 2,513,758 shares of our common stock beneficially owned by him, to be held for the benefit of HFG International, Limited. Mr. Kung agreed that if the after tax net income (after the exclusion of certain items from the calculation), or ATNI, for the Company’s 2009 fiscal year is less than $13,919,707 or the ATNI for the Company’s 2010 fiscal year is less than $18,495,315, then, in each case, Mr. Kung will transfer to HFG International, Limited 1,256,879 shares. If the ATNI for the Company’s 2009 fiscal year is no less than $13,919,707 or the ATNI for the Company’s 2010 fiscal year is no less than $18,495,315, then, in each case, 1,256,879 shares will be returned to Mr. Kung. We have reached the ATNI for each of fiscal years 2009 and 2010 and all pledged shares have been returned to Mr. Kung.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

PROPOSAL 2
ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN

We are asking our stockholders to vote to adopt the 2010 Plan that will provide stock-based compensation to our employees, directors and consultants. The Board approved the 2010 Plan on October 19, 2010 which was amended on December 10, 2010, subject to stockholder approval. The affirmative vote by the holders of a majority of shares present in person or by proxy and voting at the Meeting (including our Series A Preferred Stock on an as converted basis) is required for approval of the 2010 Plan. The following summary of the material features of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan, a copy of which is attached as Appendix A. Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the 2010 Plan.

Summary of the 2010 Plan

Purpose. The purpose of the 2010 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the long-term growth and profitability of the Company.

Eligibility and Type of Awards. Employees, directors, and consultants of the Company, its parent or its subsidiaries are generally eligible to receive stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance units and performance shares. Incentive stock options (“ISOs”) may be granted only to Employees.

Administration. The 2010 Plan will be administered by the Compensation Committee. The Compensation Committee may determine the specific terms and conditions of all Awards granted under the 2010 Plan, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and the vesting criteria, if any. The Compensation Committee has discretion to administer the 2010 Plan as it deems necessary or advisable.

Shares Available for Award. Subject to adjustment as described below, (i) the maximum aggregate number of shares of Common Stock ("Share") that may be issued under the 2010 Plan is ten million Shares, (ii) the maximum aggregate number of Shares that can be awarded under the 2010 Plan during the first three years is one million and five hundred thousand Shares, and the maximum aggregate number of Shares that can be awarded under the 2010 Plan during the first five (5) years is three million Shares, (iii) not more than four hundred thousand Shares (or for Awards denominated in Shares and satisfied in cash, the Fair Market Value of one million Shares on the grant date), may be awarded to any individual participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and (iv) to the extent consistent with Code section 422, not more than an aggregate of ten million Shares may be issued pursuant to the exercise of ISOs under the 2010 Plan.

Transferability. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

Vesting Conditions. For every Award under the 2010 Plan, the Compensation Committee may impose conditions on vesting as it deems advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis.

Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. Options granted under the 2010 Plan may be either ISOs, within the meaning of Code section 422, or NSOs (i.e., options not intended to qualify as ISOs). The Compensation Committee determines the terms of each Option at the time of grant, including the number of Shares covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option; provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a Share on the grant date and the option term may not exceed ten years, (ii) ISOs may only be granted to employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of stock, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a Share on the grant date and the option term may not exceed five years. To the extent that the aggregate Fair Market Value of the stock underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

The 2010 Plan permits the following forms of payment of the exercise price of Options:

  Cash or check;

  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

  other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

  to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

  by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

  any combination of the foregoing methods of payment; or

  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Stock Appreciation Rights. A SAR is an award entitling the recipient, upon exercise, to receive an amount in shares of common stock or cash or a combination thereof determined by reference to appreciation, from and after the grant date, in the fair market value of a share of common stock. The Compensation Committee determines the terms of each SAR at the time of grant, including the number of Shares to be covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each SAR; provided that (i) the exercise price of a SAR may not be less than the Fair Market Value of a Share on the grant date. Upon exercise of a vested SAR, the recipient of the SAR will receive payment in an amount no greater than (i) the difference between the Fair Market Value of a Share on the exercise date over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. The payment upon exercise of a vested SAR may be in cash, Shares of equivalent value or some combination thereof.

Restricted Stock Awards and Restricted Stock Units. The Compensation Committee may grant Restricted Stock and RSUs, both which are subject to forfeiture in the event conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable restriction period. Restricted Stock Units entitle the recipient to receive Shares at the time the award vests. Restricted Stock may be issued at the time of grant or the Company may hold the Restricted Stock in escrow until the award vests and restrictions lapse.

The Compensation Committee determines the number and form of Award, vesting conditions, the purchase price, if any, and any other terms and conditions of Restricted Stock and RSU Awards at the time of grant. All restrictions will lapse and the restriction period will end upon the satisfaction of vesting conditions. The Compensation Committee may (i) set the time at which restrictions will lapse or (ii) provide for complete or partial exceptions to an employment condition as it deems equitable.

During the restriction period, Service Providers holding Restricted Stock (i) may exercise full voting rights with respect to those Shares and (ii) will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Compensation Committee determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

Performance Units and Performance Shares. The Compensation Committee may grant Performance Units and Performance Shares, both which are subject to forfeiture in the event conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable performance period. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Compensation Committee will equitably adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Compensation Committee will notify each participant as soon as practicable prior to the effective date of such transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the dissolution or liquidation.

In the event of a merger or Change in Control, the surviving or successor entity may either assume the Company’s rights and obligations with respect to outstanding Awards or substitute outstanding Awards for substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or provide a substitute for the Award, all outstanding Awards will vest, all vesting criteria will be deemed to have been achieved at target levels, and all restrictions on Awards will lapse. Any Option or SAR that is not assumed or substituted in the event of a Change in Control will be exercisable for a period determined by the Compensation Committee in its sole discretion. The Compensation Committee will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Compensation Committee in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

Termination of, or Amendments to, the 2010 Plan. The 2010 Plan may be amended, altered, suspended or terminated by the Board at any time. The Company will obtain stockholder approval of any amendment to the 2010 Plan to the extent necessary and desirable to comply with Applicable Laws. The 2010 Plan will terminate on 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders, unless the 2010 Plan is terminated sooner by the Board. However, all Awards granted prior to and which are outstanding on the date the 2010 Plan is terminated will remain valid in accordance with their terms and conditions.

Consequences of Nonapproval. If stockholders do not approve the adoption of the 2010 Plan, the 2010 Plan will not go into effect, and any Awards granted under the 2010 Plan will be null and void and of no effect.

As of the date of this proxy statement, no award has been made under the 2010 Plan. We cannot now determine the number or type of Awards to be granted in the future.

U.S. Federal Income Tax Consequences. The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. In addition, this summary assumes that all Awards are exempt from, or comply with, Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

Incentive Stock Options. Generally, a participant will not recognize income on the grant or exercise of an ISO. At exercise, however, the excess of the Fair Market Value of the shares acquired upon exercise over the exercise price is an item of adjustment in computing the participant's alternative minimum taxable income. If the participant holds the stock received upon exercise of an ISO for at least two years from the grant date and one year from the exercise date, any gain realized on a sale of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the exercise price (or, if less, the excess of the amount realized upon the sale over the exercise price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an ISO. If the participant has ordinary income as a result of a disqualifying disposition, the Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Code section 162(m).

Nonqualified Stock Options. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a NSO. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant's ownership or disposition thereof. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon sale of the shares, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a SAR. On exercise, a participant will recognize as ordinary income the amount of cash or the Fair Market Value of the shares received. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired by exercise of a SAR, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Restricted Stock or RSUs. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of Restricted Stock or RSUs. A participant may elect to be taxed on the difference between the purchase price of Restricted Stock and the Fair Market Value of the Restricted Stock on the grant date by filing a Code section 83(b) election. Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares less the purchase price (if any) paid by the participant. Upon the delivery to the participant of common shares in respect of Restricted Stock Units, the participant generally recognizes ordinary income equal to the Fair Market Value of the shares as of the delivery date less the purchase price (if any) paid by the participant. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired through Restricted Stock or RSUs, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Other Stock-Based Awards. The tax consequences associated with any other Stock-Based Award granted under the 2010 Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether the Award has a readily ascertainable Fair Market Value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant and the participant’s holding period and tax basis for the Award or underlying common stock.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a NSO or SAR, upon the earlier of the filing of a Code section 83(b) election or the date the restrictions on Restricted Stock lapse, and at the time that Restricted Stock Units are settled by delivering stock or cash to a participant. The Compensation Committee may permit a participant to satisfy tax withholding by (i) paying cash, (ii) electing to have our Company withhold otherwise deliverable Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount, or (iii) delivering to the Company already-owned Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount.

Limits on Company Deduction. Subject to certain exceptions, Code section 162(m) disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2010 Plan has been designed to allow, but not require, grants to qualify for an exception to the Code section 162(m) deduction limit.

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Awards granted under the 2010 Plan may be subject to Code section 409A. Failure to comply with Code section 409A or to qualify for an exemption from Code section 409A could result in significant adverse tax results to the grantee of the Award, including immediate taxation, an additional 20 percent tax on the amount of income so recognized, plus interest. The 2010 Plan has been designed in accordance with the Company’s intent to grant awards that qualify for an exemption from Code section 409A.

Recommendation of the Board

The Board believes that it is in the Company’s best interests and in the best interests of the stockholders to adopt the 2010 Plan to help attract, motivate and retain outstanding employees, directors, and consultants and to align further their interests with those of stockholders.

The Board of Directors recommends a vote FOR the approval of the 2010 Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected HLB Hodgson Impey Cheng (“HLB”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2011. HLB was the Company’s independent registered public accounting firm for the fiscal years ending March 31, 2010, 2009 and 2008.

We are asking our stockholders to ratify the selection of HLB as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of HLB to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by HLB that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of HLB will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by its principal accountants for professional services rendered for the fiscal years ended March 31, 2010 and 2009:

	Fiscal Year Ended March 31,
	2010	2009
Audit Fees	$241,268	$476,754
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$241,268	$476,754

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

“Audit Related Fees” consisted of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

“Tax Fees” consisted of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

“All Other Fees” consisted of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board of Directors pre-approved the audit service performed by HLB for our financial statements as of and for the year ended March 31, 2011.

The Board of Directors recommends a vote FOR ratification of the selection of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Nutrifruit Group Limited at 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China, no later than the close of business on March 31, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Nutrifruit Group Limited, c/o Corporate Secretary, 5th Floor, Chuangye Building, Chuangye Plaza, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Chun Wai Chan and a review of Mr. Chan’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Chan shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Chan has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended March 31, 2010, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2010 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 for filing with the SEC.

/s/ The Audit Committee
Chun Wai Chan
William Haus
Jingfu Li

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, approval of the 2010 Plan and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

The Report of the Audit Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act (other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished”), whether made before or after the date hereof, except to the extent that we specifically incorporate this information by reference.

December 14, 2010	By Order of the Board of Directors

/s/ Colman Cheng
Colman Cheng
Corporate Secretary

APPENDIX A

CHINA NUTRIFRUIT GROUP LIMITED

2010 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. China Nutrifruit Group Limited, a Nevada corporation (the “Company”) hereby establishes the China Nutrifruit Group Limited 2010 EQUITY INCENTIVE PLAN (the “Plan”).The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.	Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Compensation Committee.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)

The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Compensation Committee in accordance with Section 4 hereof.

“Compensation Committee” means the compensation committee of the Board.

“Common Stock” means the common stock of the Company.

“Company” means China Nutrifruit Group Limited, a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

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“Director” means a member of the Board.

“Disability” means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) , the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

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“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2010 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

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“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.	Stock Subject to the Plan.

a.

Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is ten million (10,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock. The maximum aggregate number of Shares that can be awarded under the Plan during the first three (3) years is one million and five hundred thousand (1,500,000) Shares. The maximum aggregate number of Shares that can be awarded under the Plan during the first five (5) years is three million (3,000,000) Shares.

b.

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

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c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

a.

Procedure. The Plan shall be administered by the Compensation Committee. The Compensation Committee may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Administrator deems appropriate. Committee members shall serve for such term as the Compensation Committee may determine, subject to removal by the Compensation Committee at any time.

b.

Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Compensation Committee to such Committee, the Administrator will have the authority, in its discretion:

i.

to determine the Fair Market Value;

ii.

to select the Service Providers to whom Awards may be granted hereunder;

iii.

to determine the number of Shares to be covered by each Award granted hereunder;

iv.

to approve forms of agreement for use under the Plan;

v.

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

6

vi.

subject to Section 15(c) of the Plan, to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date;

vii.

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

viii.

to prescribe, amend and rescind rules and regulations relating to the Plan;

ix.

to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

x.

to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

xi.

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xii.

to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xiii.

to make all other determinations deemed necessary or advisable for administering the Plan.

c.

Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

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5.	Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.	Stock Options.

a.

Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.

Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.

Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e.	Time and Form of Payment.

i.

Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

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ii.

Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.

Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)

cash;

(2)

check;

(3)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)

other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)

by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)

any combination of the foregoing methods of payment; or

9

(8)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.

Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock.

a.

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.	Vesting Conditions and Other Terms.

i.

Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

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iv.

Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.

Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator.

e.

Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

a.

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.

Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.

Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

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9.	Stock Appreciation Rights.

a.

Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.

Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.

Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.	Performance Units and Performance Shares.

a.

Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.

Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

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d.

Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e.

Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.

Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.

Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

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b.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.

Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

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Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.	Tax Withholding.

a.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

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i.

Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of ten million (10,000,000) Shares may be issued as ISOs under the Plan.

ii.

General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.

Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.	Award Agreement.

(1)

The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)

The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)

The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)

The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.

Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

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vi.

“Disability”, for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.

Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.

Outside Directors. The Compensation Committee shall consider in selecting the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.

Maximum Amount.

(1)

Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is four hundred thousand (400,000) Shares;

(2)

For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of four hundred thousand (400,000) Shares on the Grant Date; and

(3)

The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of four hundred thousand (400,000) Shares on the Grant Date.

iii.

Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Administrator in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

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(1)

Increased revenue;

(2)

Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)

Stock price measures (including but not limited to growth measures and total stockholder return);

(4)

Market share;

(5)

Earnings per Share (actual or targeted growth);

(6)

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)

Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)

Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)

Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)

Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)

Margins;

(12)

Stockholder value;

(13)

Total stockholder return;

(14)

Proceeds from dispositions;

(15)

Production volumes;

(16)

Total market value; and

(17)

Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

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16.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.

Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.

Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.	Amendment and Termination of the Plan.

a.

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.

Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

a.

Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.

Exchange Programs. The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs. An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the Plan, including without limitation, Section 15(c); provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program..

23.

Substitution and Assumption of Awards. The Administrator may make Awards under the Plan that assume, substitute or replace performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also cause the Plan to assume an equity-based award granted by the Company prior to the adoption and approval of the Plan or substitute or replace such prior award with a similar type of Award under this Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), (i) in the case of an Award that assumes, substitutes or replaces an award of another entity pursuant to a corporate transaction, such Award shall be subject to the same terms and conditions as the original award, with such adjustments or modifications as the Administrator deems necessary and appropriate to give effect to the relevant provisions of any agreement entered into in connection with the such corporate transaction or (ii) in the case of an Award that assumes, substitutes or replaces a prior Company award, such Award shall be subject to the same terms and conditions as the original award, except to the extent that any such term or condition is inconsistent with the Plan, in which event the terms of the Plan shall control. Notwithstanding the foregoing, in no event may the assumption, substitution or replacement of a prior Company award with an Award under the Plan adversely affect the Participant’s rights under the prior Company award unless the Participant consents in writing to such assumption, substitution or replacement. Shares issued pursuant to assumed, substituted or replaced awards shall count against the total number of shares authorized to be issued under the Plan pursuant to Section 3.

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24.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

Adopted by the Board of Directors on October 19, 2010 and Amended on December 10, 2010

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CHINA NUTRIFRUIT GROUP LIMITED
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON January 12, 2011

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of China Nutrifruit Group Limited, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated December 14, 2010, and hereby constitutes and appoints Changjun Yu and Colman Cheng, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock and Series A Convertible Preferred Stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held on January 12, 2011, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:
1.	Elect as Directors the nominees listed below: [ ]
Changjun Yu
Jizeng Zhang
William Haus
Chun Wai Chan
Jingfu Li

Withhold authority for the following:

[ ] Changjun Yu
[ ] Jizeng Zhang
[ ] William Haus
[ ] Chun Wai Chan
[ ] Jingfu Li

2.	Approve the adoption of the Company’s 2010 Equity Incentive Plan.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Approve the ratification of HLB Hodgson Impey Cheng as the Company’s accountant for fiscal year 2011.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE ADOPTION OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN AND FOR THE RATIFICATION OF THE SELECTION OF HLB HODGSON IMPEY CHENG, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED DECEMBER 14, 2010 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated December 14, 2010, and the 2010 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ________________________
Name (if joint)
_____________________________
Date _________________________
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.